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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): November 11, 1996


SPS TRANSACTION SERVICES, INC.
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(Exact name of registrant as specified in its charter)

         Delaware                   1-10993                   36-3798295
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)


2500 Lake Cook Road, Riverwoods, Illinois                     60015
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (847) 405-3700
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Item 7. Financial Statements and Exhibits.

          (c)  Exhibits

               20.1  1996 Third Quarter Report to Stockholders of the
                     Registrant.




























































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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SPS TRANSACTION SERVICES, INC.


Date: November 11, 1996                        By:  /s/ Russell J. Bonaguidi
      -----------------------------------         -----------------------------
                                                  Russell J. Bonaguidi




















































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                                 EXHIBIT INDEX
                            ------------------------


Exhibit
Number         Description of Exhibits
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 20.1          1996 Third Quarter Report to Stockholders of the Registrant.